EXHIBIT 10.2

Supplemental Agreement No. 45

to

Purchase Agreement No. 1951

Between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 737 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of February 20, 2008 by and between THE BOEING COMPANY (Boeing) and Continental Airlines, Inc. (Buyer);

WHEREAS, in accordance with Supplemental Agreement No. 44, Buyer wishes to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, in order to accommodate the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, in accordance with Supplemental Agreement No. 44 Buyer wishes to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Buyer wishes to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, the parties agree to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Buyer wishes to exercise [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, the parties agree to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. Table of Contents, Articles, Tables and Exhibits, and Letter Agreements:

      Remove and replace, in its entirety, the "Table of Contents", with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 45.
      Remove and replace, in its entirety, page T-2-2 and T-2-3 of Table 1 entitled the "Aircraft Deliveries and Descriptions, Model 737-700 Aircraft", with the revised page T-2-2, T-2-3 and T-2-4 of Table 1 attached hereto.
      Remove and replace, in its entirety, page T-3-5 of Table 1 entitled the "Aircraft Deliveries and Descriptions, Model 737-800 Aircraft", with the revised page T-3-5 of Table 1 attached hereto.
      Remove and replace, in its entirety, pages T-6-1 and T-6-2 of Table 1 entitled the "Aircraft Deliveries and Descriptions, Model 737-900ER Aircraft", with the revised pages T-6-1 and T-6-2 of Table 1 attached hereto.
      Remove and replace, in its entirety, Exhibit A-2.2, the "Aircraft Configuration - Model 737-824 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
      Add Exhibit A-2.3, the "Aircraft Configuration - Model 737-824 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] attached hereto immediately after Exhibit A-2.2.
      Remove and replace, in its entirety, Exhibit A-6, the "Aircraft Configuration - Model 737-924ER", with Exhibit A-6, the "Aircraft Configuration - Model 737-924ER [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] attached hereto immediately after Exhibit A-6.
      Add Exhibit A-6.1, the "Aircraft Configuration - Model 737-924ER [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] attached hereto.

2. Letter Agreements:

2.1 Remove and replace, in its entirety, Letter Agreement 1951-9R19, "Option Aircraft - Model 737-724 Aircraft", with the revised Letter Agreement 1951-9R20 attached hereto, to reflect the rescheduling and addition of certain Option Aircraft.

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY Continental Airlines, Inc.

By: /s/ Anthony J. Hicker By: /s/ Gerald Laderman

Its: Attorney-In-Fact   Its: Senior Vice President -

      Finance and Treasurer

Page SA

Number Number

ARTICLES

1. Subject Matter of Sale 1-1 SA 39

2. Delivery, Title and Risk
of Loss 2-1

3. Price of Aircraft 3-1 SA 39

4. Taxes 4-1

5. Payment 5-1

6. Excusable Delay 6-1

7. Changes to the Detail
Specification 7-1 SA 39

8. Federal Aviation Requirements and
Certificates and Export License 8-1 SA 39

9. Representatives, Inspection,
Flights and Test Data 9-1

10. Assignment, Resale or Lease 10-1

11. Termination for Certain Events 11-1

12. Product Assurance; Disclaimer and

Release; Exclusion of Liabilities;

Customer Support; Indemnification

And Insurance 12-1

13. Buyer Furnished Equipment and
Spare Parts 13-1

14. Contractual Notices and Requests 14-1 SA 39

15. Miscellaneous 15-1

Page SA

Number Number

TABLES

1. Aircraft Deliveries and
Descriptions - 737-500 T-1 SA 3

Aircraft Deliveries and
Descriptions - 737-700 T-2 SA 45

Aircraft Deliveries and
Descriptions - 737-800 T-3 SA 45

Aircraft Deliveries and

Descriptions - 737-600 T-4 SA 4

Aircraft Deliveries and
Descriptions - 737-900 T-5 SA 39

Aircraft Deliveries and
Descriptions - 737-900ER T-6 SA 45

EXHIBITS

A-1 Aircraft Configuration - Model 737-724

(Aircraft delivering through July 2004) SA 26

A-1.1 Aircraft Configuration - Model 737-724

(Aircraft delivering on or after August 2004) SA 41

A-2 Aircraft Configuration - Model 737-824

(Aircraft delivering through July 2004) SA 26

A-2.1 Aircraft Configuration - Model 737-824

(Aircraft delivering through August 2004

through December 2007) SA 41

A-2.2 Aircraft Configuration - Model 737-824

(Aircraft delivering January 2008 through

July 2008) SA 45

A-2.3 Aircraft Configuration - Model 737-824

(Aircraft delivering on or after August 2008) SA 45

A-3 Aircraft Configuration - Model 737-624 SA 1

SA

Number

EXHIBITS (continued)

A-4 Aircraft Configuration - Model 737-524 SA 3

A-5 Aircraft Configuration - Model 737-924

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT

TO A REQUEST FOR CONFIDENTIAL TREATMENT] SA 26

A-6 Aircraft Configuration - Model 737-924ER

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT

TO A REQUEST FOR CONFIDENTIAL TREATMENT] SA 45

A-6.1 Aircraft Configuration - Model 737-924ER

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT

TO A REQUEST FOR CONFIDENTIAL TREATMENT] SA 45

B Product Assurance Document SA 1

C Customer Support Document - Code Two -
Major Model Differences SA 1

C1 Customer Support Document - Code Three -

Minor Model Differences SA 39

D Aircraft Price Adjustments - New
Generation Aircraft (1995 Base Price -

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT

TO A REQUEST FOR CONFIDENTIAL TREATMENT] SA 1

D1 Airframe and Engine Price Adjustments -

Current Generation Aircraft SA 1

D2 Aircraft Price Adjustments - New
Generation Aircraft (1997 Base Price - [CONFIDENTIAL

MATERIAL OMITTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT] SA 5

SA

Number

EXHIBITS (continued)

D3 Aircraft Price Adjustments - New
Generation Aircraft (July 2003 Base Price -

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT

TO A REQUEST FOR CONFIDENTIAL TREATMENT] SA 41

D4 Escalation Adjustment - Airframe and

Optional Features [CONFIDENTIAL MATERIAL OMITTED

AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] SA 41

E Buyer Furnished Equipment
Provisions Document SA 39

F Defined Terms Document SA 5

SA

Number

LETTER AGREEMENTS

1951-1 Not Used

1951-2R4 Seller Purchased Equipment SA 39

1951-3R22 Option Aircraft-Model 737-824 Aircraft SA 38

1951-4R1 Waiver of Aircraft Demonstration SA 1

1951-5R3 Promotional Support - New Generation

Aircraft SA 39

1951-6 Configuration Matters

1951-7R1 Spares Initial Provisioning SA 1

1951-8R2 Escalation Sharing - New Generation
Aircraft SA 4

1951-9R20 Option Aircraft-Model 737-724 Aircraft SA 45

1951-11R1 Escalation Sharing-Current Generation
Aircraft SA 4

1951-12R7 Option Aircraft - Model 737-924 Aircraft SA 32

1951-13 Configuration Matters - Model 737-924 SA 5
    Installation of Cabin Systems Equipment

737-924 SA 22

1951-15 Configuration Matters - Model 737-924ER SA 39

SA

Number

RESTRICTED LETTER AGREEMENTS

6-1162-MMF-295 Performance Guarantees - Model 737-724 Aircraft

6-1162-MMF-296 Performance Guarantees - Model 737-824 Aircraft

6-1162-MMF-308R4 Disclosure of Confidential Information SA 39

6-1162-MMF-309R1 [CONFIDENTIAL MATERIAL OMITTED AND FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT] SA 1

6-1162-MMF-311R5 [CONFIDENTIAL MATERIAL OMITTED AND FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT] SA 39

6-1162-MMF-312R1 Special Purchase Agreement Provisions SA 1

6-1162-MMF-319 Special Provisions Relating to the Rescheduled Aircraft

6-1162-MMF-378R1 Performance Guarantees - Model 737-524 Aircraft SA 3

6-1162-GOC-015R1 [CONFIDENTIAL MATERIAL OMITTED AND FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT] SA 31

6-1162-GOC-131R9 Special Matters SA 42

6-1162-DMH-365 Performance Guarantees - Model 737-924 Aircraft SA 5

6-1162-DMH-624 [CONFIDENTIAL MATERIAL OMITTED AND FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT] SA 8

6-1162-DMH-680 Delivery Delay Resolution Program SA 9

SA

Number

RESTRICTED LETTER AGREEMENTS

6-1162-DMH-1020 [CONFIDENTIAL MATERIAL OMITTED AND FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT] SA 14

6-1162-DMH-1035 [CONFIDENTIAL MATERIAL OMITTED AND FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT] SA 15

6-1162-DMH-1054 [CONFIDENTIAL MATERIAL OMITTED AND FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT] SA 16

6-1162-CHL-048 Rescheduled Aircraft Agreement SA 26

6-1162-CHL-195 Restructure Agreement for Model 737NG and

757-300 Aircraft SA 30

6-1162-MSA-768 Performance Guarantees - Model

737-924ER Aircraft SA 39

SUPPLEMENTAL AGREEMENTS DATED AS OF:

Supplemental Agreement No. 1 October 10, 1996

Supplemental Agreement No. 2 March 5, 1997

Supplemental Agreement No. 3 July 17, 1997

Supplemental Agreement No. 4 October 10, 1997

Supplemental Agreement No. 5 May 21, 1998

Supplemental Agreement No. 6 July 30, 1998

Supplemental Agreement No. 7 November 12, 1998

Supplemental Agreement No. 8 December 7, 1998

Supplemental Agreement No. 9 February 18, 1999

Supplemental Agreement No. 10 March 19, 1999

Supplemental Agreement No. 11 May 14, 1999

Supplemental Agreement No. 12 July 2, 1999

Supplemental Agreement No. 13 October 13, 1999

Supplemental Agreement No. 14 December 13, 1999

Supplemental Agreement No. 15 January 13, 2000

Supplemental Agreement No. 16 March 17, 2000

Supplemental Agreement No. 17 May 16, 2000

Supplemental Agreement No. 18 September 11, 2000

Supplemental Agreement No. 19 October 31, 2000

Supplemental Agreement No. 20 December 21, 2000

Supplemental Agreement No. 21 March 30, 2001

SUPPLEMENTAL AGREEMENTS DATED AS OF:

Supplemental Agreement No. 22 May 23, 2001

Supplemental Agreement No. 23 June 29, 2001

Supplemental Agreement No. 24 August 31, 2001

Supplemental Agreement No. 25 December 31, 2001

Supplemental Agreement No. 26 March 29, 2002

Supplemental Agreement No. 27 November 6, 2002

Supplemental Agreement No. 28 April 1, 2003

Supplemental Agreement No. 29 August 19, 2003

Supplemental Agreement No. 30 November 4, 2003

Supplemental Agreement No. 31 August 20, 2004

Supplemental Agreement No. 32 December 29, 2004

Supplemental Agreement No. 33 December 29, 2004

Supplemental Agreement No. 34 June 22, 2005

Supplemental Agreement No. 35 June 30, 2005

Supplemental Agreement No. 36 July 21, 2005

Supplemental Agreement No. 37 March 30, 2006

Supplemental Agreement No. 38 June 6, 2006

Supplemental Agreement No. 39 August 3, 2006

Supplemental Agreement No. 40 December 5, 2006

Supplemental Agreement No. 41 June 1, 2007

Supplemental Agreement No. 42 June 13, 2007

Supplemental Agreement No. 43 July 18, 2007

Supplemental Agreement No. 44 December 7, 2007

Supplemental Agreement No. 45 February 20, 2008

Table 1 to Purchase Agreement 1951

Aircraft Deliveries and Descriptions

Model 737-700 Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1 to Purchase Agreement 1951

Aircraft Deliveries and Descriptions

Model 737-800 Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1 to Purchase Agreement 1951

Aircraft Deliveries and Descriptions

Model 737-900ER Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Continental Airlines, Inc.

Exhibit A-2.2 to Purchase Agreement Number 1951

(737-800 Aircraft delivering January 2008 through July 2008)

BOEING PROPRIETARY

737-800

Exhibit A-2.2
CR	Title	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] First of Model Per A/C	2003 $ Follow On Price Per A/C [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Continental Airlines, Inc.

Exhibit A-2.3 to Purchase Agreement Number 1951

(737-800 Aircraft delivering in or after August 2008)

BOEING PROPRIETARY

737-800

Exhibit A-2.3
CR	Title	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Price per A/C

From Exhibit A-2.1

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Continental Airlines, Inc.

Exhibit A-6 to Purchase Agreement Number 1951

(737-924ER Aircraft

delivering January 2008 through December 2008)

BOEING PROPRIETARY

737-900ER

Exhibit A-6

CR	Title	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] First of Model Per A/C

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Follow On Price

Per A/C

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Continental Airlines, Inc.

Exhibit A-6.1 to Purchase Agreement Number 1951

(737-924ER Aircraft

delivering on or after January 2009)

BOEING PROPRIETARY

737-900ER

Exhibit A-6.1
CR	Title	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Price per A/C

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1951-9R20

February 20, 2008

Continental Airlines, Inc.

1600 Smith Street

Houston, Texas 77002

Subject: Letter Agreement No. 1951-9R20 to Purchase Agreement No. 1951 - Option Aircraft - Model 737-724 Aircraft

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated July 23, 1996 (the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737-724 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 1951-9R19 dated June 12, 2007.

All terms used and not defined herein shall have the same meaning as in the Agreement.

In consideration of Buyer's purchase of the Aircraft, Boeing hereby agrees to manufacture and sell up to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] additional Model 737-724 Aircraft (the Option Aircraft) to Buyer, on the same terms and conditions set forth in the Agreement, except as otherwise described in Attachment A hereto, and subject to the terms and conditions set forth below.

1. Option Delivery Dates and Option Exercise Date.

The Option Aircraft will be delivered to Buyer during or before the months set forth in the Attachment B hereto. To exercise its option to purchase the Option Aircraft, Buyer shall give written notice thereof to Boeing on or before the date [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to the first business day of the applicable delivery month listed in Attachment B (Option Exercise Date).

  Price.

The basic price of the Option Aircraft shall [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. Option Aircraft Deposit.

In consideration of Boeing's grant to Buyer of options to purchase the Option Aircraft as set forth herein, Buyer has paid a deposit to Boeing of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for each Option Aircraft through Supplemental Agreement 37 and (the Option Deposit) prior to June 6, 2006. For Option Aircraft added effective Supplemental Agreement 38 and thereafter, the Option Deposit amount is [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for each Option Aircraft. If Buyer exercises an option herein for an Option Aircraft, the amount of the Option Deposit for such Option Aircraft will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in Article 5 of the Agreement.

If Buyer does not exercise its option to purchase a particular Option Aircraft pursuant to the terms and conditions set forth herein, Boeing shall be entitled to retain the Option Deposit for such Option Aircraft.

4. Contract Terms.

Within thirty (30) days after Buyer exercises an option to purchase Option Aircraft pursuant to paragraph 4 above, Boeing and Buyer will use their best reasonable efforts to enter into a supplemental agreement amending the Agreement to add the applicable Option Aircraft to the Agreement as a firm Aircraft (the Option Aircraft Supplemental Agreement).

If the parties have not entered into such an Option Aircraft Supplemental Agreement within the time period contemplated herein, either party shall have the right, exercisable by written or telegraphic notice given to the other within ten (10) days after such period, to cancel the purchase of such Option Aircraft.

5. Cancellation of Option to Purchase.

Either Boeing or Buyer may cancel the option to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this Letter Agreement, or in the Agreement, as the case may be:

(i) purchase of the Aircraft under the Agreement for any reason not attributable to the cancelling party;

(ii) payment by Buyer of the Option Deposit with respect to such Option Aircraft pursuant to paragraph 3 herein; or

(iii) exercise of the option to purchase such Option Aircraft pursuant to the terms hereof.

Any cancellation of an option to purchase by Boeing which is based on the termination of the purchase of an Aircraft under the Agreement shall be on a one-for-one basis, for each Aircraft so terminated.

Cancellation of an option to purchase provided by this letter agreement shall be caused by either party giving written notice to the other within ten (10) days after the respective date in question. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the option to purchase has been cancelled shall thereupon terminate.

If an option is cancelled as provided above, Boeing shall promptly refund to Buyer, without interest, any payments received from Buyer with respect to the affected Option Aircraft. Boeing shall be entitled to retain the Option Deposit unless cancellation is attributable to Boeing's fault, in which case the Option Deposit shall also be returned to Buyer without interest.

6. Applicability.

Except as otherwise specifically provided, limited or excluded herein, all Option Aircraft that are added to the Agreement by an Option Aircraft Supplemental Agreement as firm Aircraft shall benefit from all the applicable terms, conditions and provisions of the Agreement.

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY

By /s/ Anthony J. Hicker

Its  Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: February 20, 2008

CONTINENTAL AIRLINES, INC.,

By /s/ Gerald Laderman

Its  Senior Vice President - Finance and Treasurer

Attachments

Model 737-724 Aircraft

1. Option Aircraft Description and Changes.

1.1 Aircraft Description. The Option Aircraft are described by Boeing Detail Specification D019A001-H Revision H, dated as of November 18, 2005, as amended and revised pursuant to the Agreement.

1.2 Changes. The Option Aircraft Detail Specification shall be revised to include:

(1) Changes applicable to the basic Model 737-700 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of a Supplemental Agreement for the Option Aircraft.

(2) Changes mutually agreed upon.

(3) Changes required to obtain a Standard Certificate of Airworthiness.

1.3 Effect of Changes. Changes to the Detail Specification pursuant to the provisions of the clauses above shall include the effects of such changes upon Option Aircraft weight, balance, design and performance.

2. Price Description.

2.1 Price Adjustments.

2.1.1 Base Price Adjustments. The Base Airplane Price (pursuant to Article 3 of the Agreement) of the Option Aircraft will be adjusted to Boeing's and the engine manufacturer's then-current prices as of the date of execution of the Supplemental Agreement for the Option Aircraft.

2.1.2 Special Features. The price for Special Features incorporated in the Option Aircraft Detail Specification will be adjusted to Boeing's then-current prices for such features as of the date of execution of the Supplemental Agreement for the Option Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.1.3 Escalation Adjustments. The Base Airframe and Special Features price will be escalated according to the applicable airframe and engine manufacturer escalation provisions contained in Exhibit D of the Agreement.

2.1.4 Price Adjustments for Changes. Boeing may adjust the Aircraft Basic Price and the Advance Payment Base Prices for Option Aircraft for any changes mutually agreed upon by Buyer and Boeing subsequent to the date that Buyer and Boeing enter into the Supplemental Agreement for the Option Aircraft.

2.1.5 BFE to SPE. An estimate of the total price for items of Buyer Furnished Equipment (BFE) changed to Seller Purchased Equipment (SPE) pursuant to the Detail Specification is included in the Option Aircraft price build-up. The purchase price of the Option Aircraft will be adjusted by the price charged to Boeing for such items plus 10% of such price.

3. Advance Payments.
      If Buyer exercises its right under this letter agreement to acquire an Option Aircraft, Buyer shall pay to Boeing advance payments for such Option Aircraft pursuant to the schedule for payment of advance payments provided in the Agreement.

Attachment B to

Letter Agreement 1951-9R20

Option Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]